Table of Contents

      USAA Family of Funds                                     1
      Message from the President                               2
      Investment Review:
         USAA California Bond Fund                             4
         USAA California Money Market Fund                    11
         Shareholder Voting Results                           14
      Financial Information:
         Portfolios of Investments:
            Categories and Definitions                        15
            USAA California Bond Fund                         17
            USAA California Money Market Fund                 21
         Notes to Portfolios of Investments                   25
         Statements of Assets and Liabilities                 26
         Statements of Operations                             27
         Statements of Changes in Net Assets                  28
         Notes to Financial Statements                        29






Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA California Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.









USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets                  Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold                              Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International                     Moderate to high        $3,000
 S&P 500 (Registered Trademark)
  Index                            Moderate                $3,000
 Science & Technology              Very high               $3,000
 Small Cap Stock                   Very high               $3,000
 World Growth                      Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy                 Moderate                $3,000
 Cornerstone Strategy              Moderate                $3,000
 Growth and Tax
  Strategy                         Moderate                $3,000
 Growth Strategy                   Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 High-Yield
  Opportunities                    High                    $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Intermediate-Term
  Bond                             Low to moderate         $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term                         Moderate                $3,000
 Intermediate-Term                 Low to moderate         $3,000
 Short-Term                        Low                     $3,000
 State Bond Income                 Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market                      Very low                $3,000
 Tax Exempt
  Money Market                     Very low                $3,000
 Treasury Money
  Market Trust                     Very low                $3,000
 State Money Market                Very low                $3,000
-------------------------------------------------------------------------------

Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.









Message from the President


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD: MICHAEL J.C. ROTH, CFA,
 APPEARS HERE]


For as Long as I Have Managed Money
for customers, it has been obvious that few things puzzle or distress them as much as a falling bond market. People generally view bonds as a risk-lowering tool. They add bonds to a portfolio to reduce overall volatility and to create an added buffer with the relatively high income. Some people use bond portfolios as their sole investment. Their thinking is that they will live off the income and not be concerned about market values because they intend to let the bonds mature. These kinds of strategies were much easier to execute before the days of fixed-income mutual funds.

Mutual funds did something for bond investors that had never been done before -- show investors every day what their portfolio was worth. In the process, the funds revealed just how much bond prices can move in a day or a week. No investor likes to see a portfolio lose market value, especially when the investor is thinking in terms of "low risk." The latter part of 1998 and the first three quarters of 1999 have been a period of generally rising interest rates, which has meant falling market prices. Let me tell you how we approach such times.

First, we believe interest-rate movements are nearly impossible to predict with both accuracy and consistency. Second, we believe that most tax-exempt income investors are primarily interested in a high and stable level of income. Since the common way to preserve market value in a period of rising interest rates is to switch to money market investments at much lower yields, the importance of belief one is magnified. And third, we believe experience going back many years indicates that the part of a portfolio that is invested in longer maturities may provide returns that are superior to the money markets.

The chart below shows the one-, five-, and ten-year average annual total returns for our four national tax-exempt funds. Please bear in mind that there are no guarantees here -- just as with all mutual funds.



         Average Annual Total Returns as of September 30, 1999
--------------------------------------------------------------------------------
                                            1 Year       5 Years    10 Years
--------------------------------------------------------------------------------
USAA Tax Exempt Long-Term Fund               -3.23        6.45        6.93
--------------------------------------------------------------------------------
USAA Tax Exempt Intermediate-Term Fund       -1.24        6.23        6.88
--------------------------------------------------------------------------------
USAA Tax Exempt Short-Term Fund               2.06        4.90        5.21
--------------------------------------------------------------------------------
USAA Tax Exempt Money Market Fund             3.10        3.39        3.67
--------------------------------------------------------------------------------

Total return equals income plus share price change and assumes reinvestment of all dividends and capital gains distributions.

The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

I think the best way to address volatility in bond markets is by allocating some of your portfolio to the short-term part of the market. I believe that the pattern of the average annual total returns shown in the chart above is viable. So, the income part of my portfolio is concentrated in the USAA Tax Exempt Long-Term Fund. If such a strategy leaves you uncomfortable, we have other options. We'll be happy to help you craft a portfolio with which you are comfortable.


Sincerely,



Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.

Some income may be subject to state or local taxes or the federal alternative minimum tax.









Investment Review


USAA CALIFORNIA BOND FUND

OBJECTIVE: High level of current interest income that is exempt from federal and California state income taxes.

TYPES  OF  INVESTMENTS:   Invests   primarily  in  long-term,   investment-grade
California tax-exempt securities.



--------------------------------------------------------------------------------
                                                    3/31/99           9/30/99
================================================================================
Net Assets                                       $641.7 Million   $618.9 Million
Net Asset Value Per Share                            $11.29            $10.56
Tax-Exempt Dividends Per Share Last 12 Months         $.588             $.581
Capital Gains Distributions Per Share Last 12 Months    -                  -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Six-Month Total Return and 30-day SEC Yield* as of 9/30/99
--------------------------------------------------------------------------------
               3/31/99 to 9/30/99               30-day SEC Yield
                     -3.95%(+)                        4.80%
--------------------------------------------------------------------------------
  * Calculated as prescribed by the Securities and Exchange Commission.
(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.


                     Average Annual Compounded Returns with
         Reinvestment of Dividends - Periods Ending September 30, 1999
--------------------------------------------------------------------------------
           Total Return     Equals    Dividend Return    Plus    Price Change
--------------------------------------------------------------------------------
10 Years       7.23%           =           6.10%           +          1.13%
--------------------------------------------------------------------------------
5 Years        7.18%           =           5.80%           +          1.38%
--------------------------------------------------------------------------------
1 Year        -3.00%           =           4.93%           +         -7.93%
--------------------------------------------------------------------------------





              Annual Total Returns and Compounded Dividend Returns
                for the Ten-Year Period Ended September 30, 1999

A chart in the form of a bar graph appears here, illustrating the Annual Total Returns and Compounded Dividend Returns of the USAA California Bond Fund for the Ten-year period ended September 30, 1999.

Total Return for Years Ended:
----------------------------
09/30/90        6.19%
09/30/91       13.17%
09/30/92        9.38%
09/30/93       13.96%
09/30/94       -5.14%
09/30/95       11.24%
09/30/96        8.34%
09/30/97        9.85%
09/30/98       10.15%
09/30/99       -3.00%

**Compounded Dividend Yield for Years Ended:
-------------------------------------------
09/30/90        6.91%
09/30/91        7.26%
09/30/92        6.54%
09/30/93        6.35%
09/30/94        5.06%
09/30/95        6.47%
09/30/96        6.02%
09/30/97        5.97%
09/30/98        5.69%
09/30/99        4.93%

Change in Share Price:
---------------------
09/30/90       -0.72%
09/30/91        5.91%
09/30/92        2.84%
09/30/93        7.61%
09/30/94      -10.20%
09/30/95        4.77%
09/30/96        2.32%
09/30/97        3.88%
09/30/98        4.46%
09/30/99       -7.93%



** Compounded Dividend yield calculation includes only income distributions.


Total return equals dividend return plus share price change and assumes reinvestment of all dividends and capital gains distributions. Dividend return is the income from dividends received over the period assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gains distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.




                     12-Month Dividend Yield Comparison

A chart in the form of a bar graph appears here illustrating the comparison of the 12 Month Dividend Yield of the USAA California Bond Fund to the 12 Month
Dividend Yield of the Lipper California Municipal Debt Funds Average from 9/30/91 to 9/30/99.

            USAA California Bond            Lipper California Municipal
                 Fund Yield                   Debt Funds Average Yield
            --------------------            ---------------------------
09/30/90           6.82%                              6.79%
09/30/91           6.53%                              6.42%
09/30/92           6.10%                              6.08%
09/30/93           5.41%                              5.36%
09/30/94           5.84%                              5.77%
09/30/95           5.80%                              5.35%
09/30/96           5.71%                              5.10%
09/30/97           5.48%                              4.86%
09/30/98           5.18%                              4.54%
09/30/99           5.50%                                *


The 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions. The graph represents data for periods ending 9/30/91 to 9/30/99.

* Information from Lipper Analytical Service, Inc. was not available at press time.




                    Cumulative Performance Comparison

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 Investment for the USAA California Bond Fund, Lehman Brothers Municipal Bond Index and the Lipper California Municipal Debt Funds Average. The data is from 9/30/89 through 9/30/99. The data points from the graph are as follows:

  USAA California Bond Fund
 Year                  Amount
 ----                  ------
09/30/89              $10,000
03/31/90               10,376
09/30/90               10,619
03/31/91               11,358
09/30/91               12,017
03/31/92               12,439
09/30/92               13,144
03/31/93               14,000
09/30/93               14,979
03/31/94               14,043
09/30/94               14,209
03/31/95               15,010
09/30/95               15,807
03/31/96               16,414
09/30/96               17,125
03/31/97               17,498
09/30/97               18,813
03/31/98               19,656
09/30/98               20,722
03/31/99               20,926
09/30/99               20,099

Lehman Brothers Municipal Bond Index
 Year                  Amount
 ----                  ------
09/30/89              $10,000
03/31/90               10,430
09/30/90               10,680
03/31/91               11,392
09/30/91               12,088
03/31/92               12,531
09/30/92               13,351
03/31/93               14,099
09/30/93               15,053
03/31/94               14,426
09/30/94               14,685
03/31/95               15,498
09/30/95               16,327
03/31/96               16,797
09/30/96               17,313
03/31/97               17,712
09/30/97               18,874
03/31/98               19,610
09/30/98               20,519
03/31/99               20,825
09/30/99               20,376

Lipper California Municipal Debt Funds Average
 Year                  Amount
 ----                  ------
09/30/89              $10,000
03/31/90               10,357
09/30/90               10,525
03/31/91               11,180
09/30/91               11,858
03/31/92               12,235
09/30/92               12,975
03/31/93               13,767
09/30/93               14,742
03/31/94               14,035
09/30/94               14,132
03/31/95               14,858
09/30/95               15,489
03/31/96               15,956
09/30/96               16,513
03/31/97               16,795
09/30/97               17,966
03/31/98               18,632
09/30/98               19,539
03/31/99               19,681
09/30/99               18,970

Data from 9/30/89 through 9/30/99


The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term, investment-grade, tax-exempt bond market. The Lipper California Municipal Debt Funds Average is the average performance level of all California municipal debt funds, as computed by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index since funds have expenses.










Message from the Manager


[PHOTOGRAPH OF PORTFOLIO MANAGER:  ROBERT R. PARISEAU, CFA, APPEARS HERE]


A CHANGE IN SENTIMENT SHAKES THE MARKET
Fixed-income investors were reminded this year that the financial markets look to the future -- not the past or even the present. Although most economic statistics released this year suggest that inflation is well under control, the fixed-income markets are clearly anticipating higher rates of inflation. After all, reported inflation statistics such as the Consumer Price Index (CPI) are historical numbers -- even though they may be only a month old. Higher inflation causes bond prices to fall because inflation decreases the value of future interest payments.

With a seemingly endless American economic expansion that, at times, seems to be gaining strength, a bear market psychology has taken hold in the fixed-income markets. Economists and investors wonder just how much longer economic growth can continue in the United States without causing higher prices.

After falling to levels not seen in years, some inflation indicators have increased slightly in 1999. Will inflation continue to rise or will it stabilize at slightly higher levels than in 1998? This uncertainty has shaken the confidence of many fixed-income investors. If inflation has stabilized, then the rise in interest rates is probably closer to the end than the beginning -- given current economic conditions.

The yield on the 30-year U.S. Treasury bond (the long bond) has steadily risen from 5.625% to 6.05% from March 31 to September 30, 1999. The yield on the Bond Buyer 40-Bond Index (BBI40) faired worse. The municipal market under-performed the Treasury market as the BBI40 began the period at 5.23%, or 93% of the long bond, and ended at 5.89% on September 30, or 97% of the long bond.



                     Municipal and U.S. Treasury Bond Yields

A chart in the form of a line graph appears here illustrating the yields of the 30-year U.S. Treasury Bond and the Bond Buyer 40-Bond Index (BBI40) from 3/31/99 to 9/30/99.

                30-year           Bond Buyer
                  U.S.              40-Bond
                Treasury          Index (BBI40)
                --------          -------------
03/31/99          5.63%                5.23%
04/15/99          5.53%                5.21%
04/30/99          5.66%                5.28%
05/14/99          5.92%                5.38%
05/31/99          5.83%                5.37%
06/15/99          6.11%                5.53%
06/30/99          5.96%                5.55%
07/15/99          5.92%                5.50%
07/30/99          6.10%                5.59%
08/16/99          6.09%                5.88%
08/31/99          6.06%                5.78%
09/15/99          6.10%                5.86%
09/30/99          6.05%                5.89%


Note: Past performance is no guarantee of future results

The 30-year U.S. Treasury bond is generally considered the benchmark for U.S. long-term interest rates.

The Bond Buyer 40-Bond Index is the industry standard for the yield of long-term, investment-grade municipal bonds.

INCOME STRATEGY
I consistently follow an income strategy for this Fund similar to that used by other USAA tax-exempt funds. I focus primarily on generating maximum tax-exempt income with the goal of producing the best after-tax total return over a three- to five-year investment horizon. I remain fully invested in long-term, investment-grade municipal bonds. My primary justifications for this strategy are simple in concept:

   - I believe that a large number of our investors own the Fund for the tax-free income and invest for the long term -- meaning three to five years or more.

   - Although past performance is no guarantee of future results, the strategy has worked in different kinds of markets over the years. Long-term performance, measured by total return, has been well above the peer-group average.

Although the Fund has behaved as expected given the increase in interest rates, this year's total return performance has been very disappointing and frustrating. Why does this income strategy produce such apparently contradictory results -- weak short-term total return performance in 1999 but above-average performance for long-term total return? Income performance is well above average in the short and long term.

Of course, in the short run, price change can overwhelm the income distribution to create a negative total return for a given period. I believe that an income strategy works because, over time, the vast majority of your total return from a fixed-income security will be from the income. Price changes tend to even out over longer investment horizons. Please refer to the table and chart on page 4.


YOUR INVESTMENT HORIZON IS IMPORTANT!
I consistently invest the Fund in long-term, investment-grade, tax-exempt municipal securities. Why long-term bonds? Because bonds maturing in 20 years or longer almost always yield more than shorter bonds of the same credit quality. However, longer-maturity bonds are more volatile in price than shorter-maturity bonds. In regard to credit risk, I believe investment-grade bonds (rated BBB or higher) offer the best risk/reward compared to either junk bonds or insured bonds. That's why we encourage only those investors with a three- to five-year investment horizon to buy our tax-exempt bond funds. These long-term investors seeking high current income must be willing to assume moderate credit risk and price volatility in return.

A TIME TO REFLECT
Because interest rates have risen in 1999, investors have suffered for owning any kind of long-maturity bond -- municipals, corporates, or governments. That's the mathematics of bond investing. An investor can mitigate, but not eliminate, the volatility risk by investing for the long term. Although our strategy has produced good results for our investors in the past, to guard against complacency, we are constantly examining and analyzing our investment strategies.

Is there a better way to invest a tax-exempt bond fund? An alternative to an income strategy is to focus on total return. However, a total-return strategy requires the manager to successfully time the market cycles by correctly forecasting interest rates again and again over extended periods of time. No person, to my knowledge, has ever done that.

Enduring a bear market like 1999 can be very unsettling. It's a good time to review why you purchased the Fund in the first place:

   - Are you most interested in receiving a high level of interest income that is free of federal and state taxes?

   - Is your investment horizon long enough to cope with the ups and downs of the market?

   - Do you need to raise cash? Do you maintain a sufficient cash reserve?

   - Are you comfortable with the moderate credit risk of investment-grade municipal bonds? (Please review the Portfolio Ratings Mix chart on page 10.)

I view the current environment as an opportunity to increase the Fund's distribution yield by buying bonds that offer very attractive yields at value prices.

YOUR FUND'S PERFORMANCE  * * * *
I'm pleased to say that your Fund received an Overall Star Rating of four stars in the municipal bond fund category from Morningstar Rating(Trademark) for the period ended September 30, 1999. Your Fund's net asset value (NAV) per share decreased by $0.73, or -6.47%, since March 31, 1999.

While past performance is no guarantee of future results, the Fund's annualized dividend distribution yield for the past six months was 5.46%. At press time, Lipper yield data was not available for the same time period. The Fund's total return was -3.95% compared to Lipper's California Municipal Debt Fund Average of -3.73% for the 100 funds in the category.

Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk-adjusted performance as of September 30, 1999. The ratings are subject to change every month. Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. Overall rating is a weighted average of a fund's three-, five-, and ten-year ratings, as applicable. The USAA California Bond Fund received five, five, and three stars for the three-, five-, and ten-year periods, respectively. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, and the next 35% receive three stars. The Fund was rated among 1,611, 1,241, and 375 funds in the municipal bond fund category for the three-, five-, and ten-year periods, respectively.

Dividend yield is computed by dividing income dividends paid during the previous six months by the latest month-end net asset value adjusted for capital gains distributions and annualizing the result.

Refer to the bottom of page 5 for the Lipper Average definition.

Total  return   equals  income  return  plus  share  price  change  and  assumes reinvestment of all dividends and capital gains distributions.

THE STATE OF CALIFORNIA
California's economy continues to exceed expectations. The unemployment rate, a key economic indicator, improved from 5.9% in August 1998 to 5.1% in August 1999. Because personal income growth has been notably strong, personal income tax collections increased 9.2% over fiscal 1997-98 levels. The income tax, which comprises approximately one-half of general fund revenues, was a key factor in achieving a general fund balance of $2.4 billion as of June 30, 1999.

The increase of California's general fund has improved the state's fiscal health. Such technical measures as "borrowable resources" between accounts within the general fund has increased from $6.9 billion June 30, 1998, to $8.7 billion June 30, 1999 -- the highest level seen in many years. The general fund also borrowed less money, with debt falling from $1.7 billion in fiscal 1998-99 to $1.0 billion in fiscal 1999-2000. The credit rating agencies take great stock in such indicators of financial flexibility and liquidity.

The state's debt position is moderate. Currently, debt service represents approximately 4.2% of general fund revenues. Credit ratings on the state's general obligation debt are Aa3 by Moody's Investors Service, AA- by Fitch IBCA, and AA- from Standard and Poor's -- which was upgraded from A+ in August.

I discuss these general economic issues because, although they may not directly relate to each of your Fund's holdings, they do indicate the general financial and economic environment of the state. We will closely monitor those specific credit issues, ballot initiatives, and litigation that could potentially impact the value of your holdings.









TAXABLE EQUIVALENT YIELDS
The table below compares the yield of the USAA California Bond Fund with a taxable equivalent investment.

To match the USAA California Bond Fund's closing 30-day SEC yield of 4.80% and:
--------------------------------------------------------------------------------
 Assuming a California state tax rate of:  4.00%  8.00%   9.30%   9.30%   9.30%
  and a marginal federal tax rate of:       15%    28%     31%     36%    39.6%
--------------------------------------------------------------------------------
 A fully taxable investment must pay:      6.14%  7.25%   7.67%   8.27%   8.76%
--------------------------------------------------------------------------------
This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds.


                             Portfolio Ratings Mix
                               September 30, 1999

A pie chart is shown here depicting the Portfolio Ratings Mix as of September 30, 1999 of the USAA California Bond Fund to be:

AAA - 40.6%; AA - 20.9%; A - 25.6%; Cash Equivalents - 2.4%; and BBB - 10.5%.


The four highest long-term credit ratings, in descending order of credit quality, are AAA, AA, A, and BBB. This chart reflects the higher rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Fitch IBCA. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to categories AAA and BBB account for 2.5% and 0.4%, respectively, of the Fund's investments, and are included in their appropriate category above.







Note: Some income may be subject to federal, state, or local taxes, or the federal alternative minimum tax.

See page 17 for a complete listing of the Portfolio of Investments.










Investment Review


USAA CALIFORNIA MONEY MARKET FUND

OBJECTIVE: High level of current interest income that is exempt from federal and California state income taxes and a further objective of preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: Invests primarily in high-quality, California tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

*An investment in a money market fund is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
                                                  3/31/99          9/30/99
--------------------------------------------------------------------------------
  Net Assets                                   $439.2 Million   $401.3 Million
  Net Asset Value Per Share                         $1.00            $1.00
--------------------------------------------------------------------------------
Average Annual Total Returns and 7-Day Yield as of 9/30/99
--------------------------------------------------------------------------------
         3/31/99                             Since Inception      7-Day
       to 9/30/99     1 Year     5 Years        on 8/1/89         Yield
         1.40%(+)      2.79%      3.26%           3.50%           3.22%
--------------------------------------------------------------------------------

(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income return and assumes reinvestment of all dividends and any capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gains distributions. Past performance is no guarantee of future results. Yields and returns fluctuate. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.




                            7-Day Yield Comparison

A chart in the form of a line graph appears here illustrating the comparison of the 7-day Yield of the USAA California Money Market Fund and the IBC Financial Data, Inc. State Specific SB (Stock Broker) and GP (General Purpose) (Tax-Free):
California Money Funds.

                      USAA California
                      Money Market Fund                IBC Financial Data, Inc.
                      -----------------                ------------------------
03/29/99                     2.65%                              2.31%
04/26/99                     3.01%                              2.67%
05/31/99                     2.88%                              2.55%
06/28/99                     3.09%                              2.80%
07/26/99                     2.60%                              2.28%
08/30/99                     2.76%                              2.44%
09/27/99                     3.12%                              2.75%

Data represent the last Monday of each month.
Ending date 9/27/99

The graph tracks the Fund's 7-day yield against IBC Financial Data, Inc. State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free): California Money Funds, an average of money market fund yields.









Message from the Manager


[PHOTOGRAPH OF PORTFOLIO MANAGER:  REGINA G. SHAFER, CFA, APPEARS HERE]


THE MARKET

Since our last shareholder report, the national economy has continued to strengthen. Consumer confidence has been very high due, in part, to continued strong employment. In August, national unemployment reached the lowest levels of the decade -- 4.2%. This strong economy has caused the Federal Reserve Board to take action in order to keep inflation in check. The Federal Open Market Committee has raised the federal funds rate (the interest rate banks charge other banks) twice since March -- an increase of 0.25% in both June and August -- to bring the federal funds rate to 5.25%. During this time period, the 30-year Treasury rate ranged from 5.4% in April to 6.3% in August. One-year municipal note yields have also inched up over the last six months. According to the Bond Buyer One-Year Note Index, municipal notes have risen from a low of 3.05% in April to a high of 3.73% as of September. California note levels have been lower than the national note averages due to a different supply and demand environment.

STRATEGY

Instead of trying to determine where interest rates will be in the near term, we continue to focus on finding relative value. Our credit research team contributes to this effort by assessing the creditworthiness of each issue that the Fund purchases. The Fund's average maturity of 53 days on September 30 is notably longer than the 32 days average maturity just six months ago. There are two primary reasons for the longer maturity. First, there were attractive levels on many California notes, the majority of which were issued in June. Second, the Fund has been defensively postured for the interest rate drops that occur with the shorter-term variable-rate notes each year beginning in July.

This year, the California short-term variable-rate notes actually remained lower for a longer period due to the high demand for such tax-exempt securities. This allowed the defensive posturing to pay off in the form of better performance. This higher-than-normal demand has been a result of the strong California economy. There have been fewer short-term notes issued by counties, cities, and schools -- lower supply, and greater wealth in California looking for tax-exempt income -- higher demand. This combination of lower supply and higher demand has kept the yield on California short-term paper low.

PERFORMANCE

For the 12 months ending September 30, 1999, the USAA California Money Market Fund ranked 3 out of 48 California money market funds according to IBC Financial Data, Inc., with a return of 2.79%. The average return for the category over the same period was 2.46%. Please keep in mind that past performance is no guarantee of future results.


The Bond Buyer One-Year Note Index is representative of yields on ten large one-year tax-exempt notes.

Variable-rate demand notes represent borrowings that are payable on demand and that bear interest reflective of a money market rate.

IBC Financial Data, Inc. provides independent analysis of trends in the financial services and investing industries, with particular concentration on money market funds.


CALIFORNIA

California continues to benefit from a very strong, robust economy. Unemployment levels of 5.1% in August were the lowest for the state since 1990. Furthermore, state unemployment levels are just 0.9% above the national level, the smallest difference in over a decade. Employment has reached record levels, with over 14 million jobs for the first time ever. Single-family home sales are also reaching new heights.

Not surprisingly, California's financial position has benefited from its economic expansion. The state is believed to have ended the 1999 fiscal year with a $2.4 billion reserve. This was about $1.3 billion better than the state had projected earlier when there were concerns about the effect of the Asian flu on the California economy. The 1999-2000 budget reflects an 8% increase in revenues and expenditures. Major budget features include increased funding for education, health/human services, and infrastructure, as well as one-time expenditures to local governments.

In August, Standard and Poor's increased the bond rating on the state general obligation debt to AA- from A+, reflecting the state's economic strength and solid financial performance. Moody's Investors Service and Fitch IBCA rate the state Aa3 and AA-, respectively.



                   Cumulative Performance of $10,000

A chart in the form of a line graph appears here illustrating the cumulative performance of a $10,000 investment of the USAA California Money Market Fund. The data is from 9/30/89 to 9/30/99. The data points from the graph are as follows:

USAA California Money Market Fund
 Year                  Amount
 ----                  ------
09/30/89              $10,000
03/31/90               10,279
09/30/90               10,561
03/31/91               10,838
09/30/91               11,072
03/31/92               11,275
09/30/92               11,437
03/31/93               11,575
09/30/93               11,708
03/31/94               11,831
09/30/94               11,979
03/31/95               12,180
09/30/95               12,402
03/31/96               12,616
09/30/96               12,820
03/31/97               13,023
09/30/97               13,244
03/31/98               13,459
09/30/98               13,679
03/31/99               13,866
09/30/99               14,061

Data from 9/30/89 through 9/30/99

Past performance is no guarantee of future results, and the value of your investment will vary according to the Fund's performance. Some income may be subject to federal, state, or local taxes, or to the federal alternative minimum tax. For the 7-day yield information, please refer to the Fund's Investment Review page.

See page 21 for a complete listing of the Portfolio of Investments.









Shareholder Voting Results


On October 15, 1999, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 19, 1999, were entitled to vote on each proposal. The number of votes shown below are shown for the entire USAA Tax Exempt Fund, Inc. (the Company) for proposals 1 and 2.

1 Proposal to elect a Board of Directors as follows:

     DIRECTORS                    VOTES FOR             VOTES WITHHELD
     Robert G. Davis             1,653,325,550            19,504,676
     Michael J.C. Roth           1,653,325,550            19,504,676
     David G. Peebles            1,653,325,550            19,504,676
     Robert L. Mason             1,653,325,550            19,504,676
     Michael F. Reimherr         1,653,325,550            19,504,676
     Richard A. Zucker           1,653,325,550            19,504,676
     Barbara B. Dreeben          1,653,325,550            19,504,676

John W. Saunders, Jr. and Howard L. Freeman, Jr. did not stand for re-election to the Board. Their term of office will terminate on December 31, 1999.

2 Proposal to ratify or reject the selection by the Board of Directors of KPMG LLP as auditors for the Company for the fiscal year ending March 31, 2000.

                            NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
            FOR                     AGAINST                  ABSTAIN

       1,631,286,201               19,197,037               22,346,988









CATEGORIES & DEFINITIONS
PORTFOLIOS OF INVESTMENTS

September 30, 1999
(Unaudited)


Fixed-Rate Instruments - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Put Bonds - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

Variable-Rate Demand Notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is generally adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity of these instruments is deemed to be less than 397 days in accordance with regulatory requirements. In bond funds, the effective maturity is the next put date.

Credit Enhancements - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high-quality bank, insurance company or other corporation, or a collateral trust.

The USAA  California  Money  Market  Fund's  investments  consist of  securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. With respect to quality, "eligible securities" generally consist of securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. The Manager also attempts to minimize credit risk in the USAA California Money Market Fund through rigorous internal credit research.

(ETM)  Escrowed to final maturity.
(PRE)  Prerefunded to a date prior to maturity.
(LOC)  Enhanced  by a bank letter of credit.
(NBGA) Enhanced by a non-bank guarantee agreement.
(INS)  Scheduled principal and interest payments are insured by:
       (1) MBIA, Inc.
       (2) AMBAC Financial Group, Inc.
       (3) Financial Guaranty Insurance Co.
       (4) Financial Security Assurance Holdings Ltd.
       (5) College Construction Loan Insurance Association.
       (6) ACA Financial Guaranty Corp.



PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS
CAB     Capital Appreciation Bond          MFH    Multi-Family Housing
COP     Certificate of Participation       PCRB   Pollution Control Revenue Bond
CP      Commercial Paper                   RB     Revenue Bond
GO      General Obligation                 TRAN   Tax Revenue Anticipation Note
IDA     Industrial Development
         Authority/Agency









USAA CALIFORNIA BOND FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

September 30, 1999
(Unaudited)



 Principal                                                Coupon      Final       Market
  Amount                  Security                         Rate      Maturity      Value
-----------------------------------------------------------------------------------------
                         FIXED-RATE INSTRUMENTS (97.9%)
            California (94.5%)
            Alameda Corridor Transportation Auth. CAB,
  $12,625    Series 1999A (INS)(1),(a)                    5.40%    10/01/2030    $  2,053
   15,500    Series 1999A (INS)(1),(a)                    5.40     10/01/2031       2,370
   33,380    Series 1999A (INS)(1),(a)                    5.41     10/01/2032       4,807
   16,600    Series 1999A (INS)(1),(a)                    5.65     10/01/2033       2,251
    3,000   Alameda Housing Auth. MFH RB,
             Series 1998A                                 5.35      2/20/2031       2,769
    7,500   Antelope Valley Healthcare District RB,
             Series 1997B (INS)(4)                        5.20      1/01/2027       6,899
    2,000   Association of Bay Area Governments
             Finance Auth. COP, Series 1998 (NBGA)        5.13      5/15/2023       1,803
            Burbank Unified School District GO,
    4,025    Series 1998B (INS)(3),(a)                    5.30      8/01/2022       1,068
    3,130    Series 1998B (INS)(3),(a)                    5.30      8/01/2023         782
   30,000   Central Valley Finance Auth. RB,
             Series 1993 (PRE)                            6.20      7/01/2020      32,569
            Commerce Community Development
             Commission Tax Allocation Bonds,
    3,740    Series 1997A, Project #1 (INS)(1),(a)        5.50      8/01/2022         993
    3,740    Series 1997A, Project #1 (INS)(1),(a)        5.50      8/01/2023         934
    2,650   Contra Costa Water District RB,
             Series 1994G (INS)(1)                        5.50     10/01/2019       2,611
    5,400   Department of Water Resources RB,
             Series L                                     5.75     12/01/2019       5,429
    5,000   Desert Hospital District COP (PRE)            6.39      7/28/2020       5,349
            Educational Facilities Auth. RB,
    9,500    Series 1991 (PRE)                            7.15      5/01/2021      10,159
    1,775    Series 1992 (PRE)                            6.88      9/01/2022       1,945
    8,990    Series 1992 (PRE)                            6.50     10/01/2022       9,774
    5,000    Series 1992 (Pomona College)                 6.00      2/15/2017       5,177
    9,000    Series 1994 (National University) (INS)(5)   6.20      5/01/2021       9,346
    8,015    Series 1995 (Redland University)             6.00     10/01/2025       8,079
    8,050    Series 1995A (California Education Pool)     5.60     12/01/2020       7,859
            Fallbrook Union High School District GO,
    3,000    Series 1998 (INS)(3),(a)                     5.40      9/01/2018       1,022
    3,360    Series 1998 (INS)(3),(a)                     5.40      9/01/2019       1,070
            Fontana Unified School District GO
             Convertible Zero Coupon,
    2,500    Series 1990D (INS)(3),(a)                    5.80      5/01/2017       2,409
    2,000    Series 1990D (INS)(3),(a)                    5.85      5/01/2022       1,901
    8,270   Foothill/Eastern Transportation
             Corridor Agency RB, Series 1995A             5.00      1/01/2035       7,025
    2,270   Fresno COP, Series 1991                       8.50      5/01/2016       2,352
            Health Facilities Financing Auth. RB,
    8,000    Series 1990 (PRE)                            7.50     10/01/2010       8,462
    6,500    Series 1990A (NBGA)                          7.70      9/01/2010       6,834
   35,000    Series 1990A (PRE)(d)                        6.50     12/01/2020      36,814
   11,500    Series 1991 (PRE)                            6.75      6/01/2021      12,233
    3,175    Series 1992A (INS)(1)                        6.38     10/01/2022       3,361
    3,500    Series 1993C (Kaiser)                        5.60      5/01/2033       3,291
    2,000    Series 1994 (NBGA)                           6.50      9/01/2014       2,117
    5,000    Series 1994A (Scripps Research Institute)    6.63      7/01/2018       5,286
    1,000    Series 1997A (NBGA)                          5.50      1/01/2019         951
    2,320    Series 1998A (NBGA)                          5.25      5/01/2021       2,123
    3,325    Series 1998A (NBGA)                          5.30     11/01/2028       3,038
    4,000    Series 1998A (Catholic Healthcare West)      5.00      7/01/2028       3,232
    5,000    Series 1998B (Kaiser)                        5.00     10/01/2020       4,437
    4,180   Hollister Joint Powers Financing Auth. RB     5.90     12/01/2023       4,135
            Housing Finance Agency Home Mortgage RB,
   10,310    Series 1991F (d)                             6.85      8/01/2017      10,716
    5,990    Series 1994A                                 6.55      8/01/2026       6,209
    3,000   Housing Finance Agency MFH RB,
             Series 1996A (INS)(2)                        6.05      8/01/2027       3,070
    1,500   Housing Finance Agency RB, Series 1997D       5.85      8/01/2017       1,517
    5,455   Imperial Beach MFH RB, Series 1995A           6.45      9/01/2025       5,734
            Infrastructure and Economic
             Development RB,
    2,500    Series 1999 (INS)(6)                         5.70     12/01/2019       2,424
      500    Series 1999 (INS)(6)                         5.75     12/01/2024         490
    7,000    Series 1999 (INS)(6)                         5.80     12/01/2029       6,877
            Metropolitan Water District RB,
    5,000    Series 1992                                  5.50      7/01/2019       4,955
   21,750    Series 1998A                                 4.75      7/01/2022      18,920
    3,000   Mojave Water Agency Improvement
             District GO, Series 1992 (PRE)               6.60      9/01/2022       3,267
    4,855   Murrieta Valley Unified School District GO,
             Series 1998A (INS)(3),(a)                    5.28      9/01/2018       1,653
            New Haven Unified School District GO,
   14,725    Series 1996B (INS)(3),(a)                    5.52      8/01/2022       3,864
   10,975    Series 1997A (INS)(4),(a)                    6.10      8/01/2021       3,067
   10,330   Pleasanton Joint Powers Financing Auth. RB,
             Series 1993A                                 6.15      9/02/2012      10,694
   13,400   Riverside County Public Financing Auth.
             Tax Allocation RB, Series 1997A              5.63     10/01/2033      12,703
    6,500   Sacramento Cogeneration Auth. RB,
             Series 1995 (PRE)                            6.50      7/01/2021       7,275
            Sacramento Power Auth. RB,
    3,700    Series 1995 (Cogeneration Project)           5.88      7/01/2015       3,696
    6,000    Series 1995 (Cogeneration Project)           6.00      7/01/2022       5,995
    7,040   San Diego MFH RB, Series 1995A                6.45      5/01/2025       7,365
            San Diego Unified School District CAB,
    6,940    Series 1999A (INS)(3),(a)                    5.54      7/01/2020       2,091
   15,160    Series 1999A (INS)(3),(a)                    5.55      7/01/2021       4,293
    8,440    Series 1999A (INS)(3),(a)                    5.56      7/01/2022       2,250
   18,000   San Francisco Bay Area RB, Series 1999(c)     5.50      7/01/2029      17,473
            San Joaquin Hills Transportation
             Corridor Agency RB,
   13,500    Series 1993 (PRE)                            6.75      1/01/2032      14,830
   10,035    Series 1993                                  5.00      1/01/2033       8,602
   97,650    Series 1997A (INS)(1),(a)                    5.67      1/15/2032      14,588
   11,320   San Mateo Sewer RB,
             Series 1992 (PRE)(INS)(2)                    6.30      8/01/2017      12,217
   12,455   Southern California Public Power Auth. RB,
             Series 1989 (LOC)                            6.00      7/01/2018      12,484
            State GO,
   13,050    Series 1998                                  5.00     10/01/2023      11,761
   22,100    Series 1998                                  5.00     10/01/2027      19,708
   10,000    Series 1999                                  5.50      9/01/2024       9,729
            Statewide Communities Development
             Auth. COP,
   13,500    Huntington Memorial Hospital (INS)(5)        5.80      7/01/2026      13,471
    5,420    Lutheran Homes (NBGA)                        5.75     11/15/2021       5,486
    4,000    San Gabriel Valley (NBGA)                    5.50      9/01/2014       4,264
    1,055    The Arc of San Diego (NBGA)                  5.63      5/01/2021       1,023
            Suisun City Public Financing Auth. RB,
   17,855    Series 1998A (a)                             5.37     10/01/2028       3,026
   20,080    Series 1998A (a)                             5.37     10/01/2033       2,497
            Univ. of California RB,
   12,000    Series 1991A (PRE)(d)                        6.88      9/01/2016      13,159
    4,000    Series 1996 (INS)2                           5.75      7/01/2024       4,007
   18,000   Vallejo Sanitation and Flood Control COP,
             Series 1993 (INS)3                           5.00      7/01/2019      16,606
            Washington Township Health Care
             District RB,
    7,085    Series 1999                                  5.13      7/01/2023       6,300
    3,005    Series 1999                                  5.25      7/01/2029       2,677
            Washington Township Hospital RB,
   11,000    Series 1993                                  5.50      7/01/2018      10,415
    7,845    Series 1993                                  5.25      7/01/2023       7,118
            Watsonville Hospital RB,
    5,000    Series 1995A (PRE)(NBGA)                     6.35      7/01/2024       5,567
    1,515    Series 1996A (ETM)(NBGA)                     6.20      7/01/2012       1,645

            Puerto Rico (3.4%)
            Electric Power Auth. RB,
   10,000    Series 1995 X (PRE)                          6.13      7/01/2021      11,037
   10,500    Series 1995Z                                 5.25      7/01/2021       9,772
-----------------------------------------------------------------------------------------
            Total fixed-rate instruments (cost: $597,606)                         605,706
-----------------------------------------------------------------------------------------

                         VARIABLE-RATE DEMAND NOTE (2.4%)
            California
   14,810   State Financing Auth. PCRB,
             Series 1996C (LOC) (cost: $14,810)           3.70     11/01/2026      14,810
-----------------------------------------------------------------------------------------
            Total investments (cost: $612,416)                                   $620,516
=========================================================================================



                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------
            Escrowed Bonds                                      30.1%
            Hospitals                                           12.8
            General Obligations                                 10.8
            Water/Sewer Utilities - Municipal                    8.5
            Electric/Gas Utilities - Municipal                   5.2
            Real Estate Tax/Free                                 5.0
            Education                                            4.9
            Toll Roads                                           4.9
            Multi-Family Housing                                 3.0
            Single-Family Housing                                3.0
            Sales Tax                                            2.8
            Electric Utilities                                   2.4
            Airport/Port                                         1.8
            Nursing/Continuing Care Centers                      1.7
            Community Service                                    1.6
            Health Care - Miscellaneous                          1.4
            Buildings                                             .4
                                                               -----
            Total                                              100.3%
                                                               =====









USAA CALIFORNIA MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

September 30, 1999
(Unaudited)



  Principal                                                  Coupon      Final
   Amount                Security                             Rate     Maturity      Value
-------------------------------------------------------------------------------------------
                       VARIABLE-RATE DEMAND NOTES (68.7%)
            California (67.0%)
   $9,000   Alameda County IDA RB, Series 1994                3.90%    6/01/2004   $  9,000
    8,700   Contra Costa County MFH RB,
             Series 1990A (LOC)                               3.75     8/01/2007      8,700
    8,500   Corona MFH RB, Series 1985B (NBGA)(b)             3.50     2/01/2005      8,500
            Fremont COP,
    6,275    Series 1990 (LOC)                                3.50     7/01/2015      6,275
    4,400    Series 1991 (LOC)                                3.50     8/01/2022      4,400
    2,000   Hacienda Puente Unified School District
             COP (LOC)                                        3.65    10/01/2009      2,000
    2,015   Hesperia Public Financing Auth. Lease RB,
             Series 1998B (LOC)                               3.65     6/01/2022      2,015
    4,800   Huntington Beach MFH RB,
             Series 1985A (LOC)                               4.00     2/01/2010      4,800
    8,850   Irvine Assessment District No. 89-10
             Improvement Bonds (LOC)                          3.50     9/02/2015      8,850
   23,184   Irvine Assessment District No. 97-17
             Improvement Bonds (LOC)                          3.50     9/02/2023     23,184
    2,400   Irvine IDA RB, Series 1985 (LOC)                  4.45    11/01/2005      2,400
    4,100   Irvine Ranch Water District
             Consolidated Bonds, Series 1995 (LOC)            3.50     1/01/2021      4,100
    2,700   Irvine Ranch Water District
             Consolidated Bonds, Series 1985 (LOC)            3.50    10/01/2010      2,700
    9,400   Irvine Ranch Water District COP,
             Series 1986 (LOC)                                3.50     8/01/2016      9,400
    9,000   Lancaster MFH RB, Series 1984A (NBGA)(b)          3.70    11/01/2004      9,000
    1,395   Lemoore COP, Series 1995 (LOC)                    3.70    11/01/2020      1,395
    6,800   Loma Linda Water RB, Series 1995 (LOC)            3.65     6/01/2025      6,800
   14,000   Los Angeles Community Redevelopment
             Agency COP, Series 1994 (LOC)                    3.65    12/01/2014     14,000
    5,000   Los Angeles Unified School District COP,
             Series 1997A (LOC)                               3.20    12/01/2017      5,000
    4,200   Monrovia Redevelopment Agency COP,
             Series 1984 (NBGA)                               3.25    12/01/2014      4,200
    9,750   Monterey County Financing Auth. RB,
             Series 1995A (LOC)                               3.45     9/01/2036      9,750
    8,410   Moreno Valley COP, Series 1997 (LOC)              3.80     6/01/2027      8,410
    3,200   Ontario Industrial Development Auth. RB,
             Series 1985 (LOC)                                3.90     4/01/2015      3,200
            Orange County Apartment Development RB,
    8,100    Series 1984D (LOC)                               3.87     8/01/2019      8,100
    7,000    Series 1985D (LOC)                               5.30     4/01/2006      7,000
    9,300   Rialto Public Financing Auth. Tax
             Allocation RB, Series 1998A (LOC)                4.15     9/01/2027      9,300
    3,500   Sacramento County Multifamily Housing RB,
             Series C (NBGA)                                  3.40     4/15/2007      3,500
    8,200   San Bernardino County COP,
             Series 1996 (LOC)                                3.80    11/01/2025      8,200
    4,850   San Bernardino IDA RB, Series 1992 (LOC)          3.85     2/01/2012      4,850
    8,800   San Diego MFH RB, Series 1993A (NBGA)             3.90    12/01/2015      8,800
    3,100   San Dimas Redevelopment Agency IDA RB,
             Series 1985 (LOC)                                4.05    11/01/2015      3,100
    3,600   San Francisco City and County MFH RB,
             Series 1985A (LOC)                               3.35    12/01/2005      3,600
   10,020   State Financing Auth. PCRB,
             Series 1996C (LOC)                               3.70    11/01/2026     10,020
            Statewide Communities Development
             Auth. COP,
    3,625    Series 1992 (LOC)                                3.80    11/01/2022      3,625
    2,200    Series 1992 (LOC)                                3.55    12/01/2022      2,200
    4,300    Series 1996 (LOC)                                3.80     6/01/2026      4,300
    3,200    Series 1998 (LOC)                                3.90     6/01/2013      3,200
   10,000    Series 1998 (LOC)                                3.70    11/15/2028     10,000
   21,000   Torrance Hospital RB, Series 1992 (LOC)           3.45     2/01/2022     21,000
            Puerto Rico (1.7%)
    6,900   Industrial Medical and Environmental
             Pollution Control Facilities Financing
             Auth. RB, Series 1985 (LOC)                      3.80    12/01/2015      6,900
-------------------------------------------------------------------------------------------
            Total variable-rate demand notes (cost: $275,774)                       275,774
-------------------------------------------------------------------------------------------

                                PUT BONDS (3.8%)
            California
    2,660   Pollution Control Financing Auth. PCRB,
             Series 1984                                      3.10     5/15/2002      2,660
   12,700   Public Capital Improvement Finance
             Auth. RB, Series 1988C (LOC)                     3.35     6/01/2028     12,700
-------------------------------------------------------------------------------------------
            Total put bonds (cost: $15,360)                                          15,360
-------------------------------------------------------------------------------------------

                         FIXED-RATE INSTRUMENTS (26.8%)
            California (25.5%)
    6,300   Alameda Unified School District GO TRAN,
             Series 1999                                      3.38     6/30/2000      6,310
    2,150   Auburn Unified School District GO TRAN,
             Series 1999                                      4.13    10/01/2000      2,158
    2,000   Health Facilities Financing Auth. RB,
             Series 1989A (PRE)                               7.00    10/01/2018      2,040
    8,000   Kern High School District GO TRAN,
             Series 1999                                      4.00     7/06/2000      8,036
    4,200   Montebello GO TRAN, Series 1999 (LOC)             4.00     6/30/2000      4,212
   10,000   Northern Transmission Agency CP,
             Series 1999B (LOC)                               2.85    10/08/1999     10,000
    5,000   Orange County Fire Auth. GO TRAN,
             Series 1999                                      4.50     7/12/2000      5,039
    2,750   Oxnard School District GO TRAN,
             Series 1999                                      4.25     7/27/2000      2,765
    1,000   Placer County Office of Education TRAN,
             Series 1999                                      4.13    10/01/2000      1,005
      310   Pleasanton Unified School District GO,
             Series 1997D (INS)(1)                            5.50     8/01/2000        315
    1,300   Rocklin Unified School District TRAN,
             Series 1999                                      4.13    10/01/2000      1,306
    2,035   Roseville City School District TRAN,
             Series 1999                                      4.13    10/01/2000      2,044
    7,000   San Joaquin County Transport Auth. CP (LOC)       3.10    10/12/1999      7,000
    8,000   San Luis Coastal Unified School
             District Project Notes, Series 1999              4.25     6/30/2000      8,050
    2,500   San Luis Coastal Unified School
             District TRAN, Series 1999                       4.25     7/14/2000      2,515
   12,000   San Ramon Valley Unified School
             District TRAN, Series 1998-99                    3.05    12/16/1999     12,000
    1,000   South Orange County Public Financing
             Auth. Special Tax RB, Series 1999A (INS)(4)      4.50     8/15/2000      1,008
      600   State GO                                          4.50    10/01/1999        600
    6,495   State GO                                          9.00     6/01/2000      6,741
   10,000   State GO CP                                       2.85    10/05/1999     10,000
    4,300   State GO CP                                       3.05    10/22/1999      4,300
    5,000   Statewide Communities Development Auth.
             TRAN, Series A1 (INS)(4)                         4.00     6/30/2000      5,028
            Puerto Rico (1.3%)
    5,000   Government Development Bank CP,
             Series 1995A                                     3.45     2/08/2000      5,000
-------------------------------------------------------------------------------------------
            Total fixed-rate instruments (cost: $107,472)                           107,472
-------------------------------------------------------------------------------------------
            Total investments (cost: $398,606)                                     $398,606
===========================================================================================



                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------
            General Obligations                                 20.5%
            Multi-Family Housing                                13.4
            Water/Sewer Utilities - Municipal                    8.7
            Special Assessment/Tax/Fee                           8.2
            Buildings                                            7.6
            Hospitals                                            5.2
            Appropriated Debt                                    4.4
            Nursing/Continuing Care Centers                      4.1
            Finance - Municipal                                  3.2
            Manufacturing - Diversified Industries               2.8
            Electric Utilities                                   2.5
            Electric/Gas Utilities - Municipal                   2.5
            Lodging/Hotel                                        2.3
            Real Estate Tax/Free                                 2.3
            Nursing Care                                         2.0
            Education                                            1.7
            Sales Tax                                            1.7
            Banks - Major Regional                               1.3
            Other                                                4.9
                                                                ----
            Total                                               99.3%
                                                                ====










NOTES TO PORTFOLIOS OF INVESTMENTS

September 30, 1999
(Unaudited)




GENERAL NOTES
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES
(a) Zero-Coupon security. Rate represents the effective yield at date of purchase. For the USAA California Bond Fund these securities represented 9.5% of the Fund's net assets.

(b) This security was purchased within the terms of a private placement memorandum and is subject to a seven-day demand feature. Under procedures adopted by the Board of Directors, the adviser has determined that this security is liquid. At September 30, 1999, this security represented 4.3% of the USAA California Money Market Fund's net assets.

(c)  At  September   30,   1999,   the  cost  of   securities   purchased  on  a
delayed-delivery basis for the USAA California Bond Fund was $17.5 million.

(d)  At  September  30,  1999,   these   securities  were  segregated  to  cover
delayed-delivery purchases.



See accompanying notes to financial statements.









STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)

September 30, 1999
(Unaudited)



                                                                                        USAA
                                                                        USAA         California
                                                                     California     Money Market
                                                                      Bond Fund         Fund
                                                                     ----------------------------
ASSETS
   Investments in securities, at market value
      (identified cost of $612,416 and $398,606, respectively)         $620,516     $  398,606
   Cash                                                                     266          1,358
   Receivables:
      Capital shares sold                                                    28            265
      Interest                                                            9,137          2,007
      Securities sold                                                     7,737           -
                                                                       -----------------------
         Total assets                                                   637,684        402,236
                                                                       -----------------------
LIABILITIES
   Securities purchased                                                  17,477           -
   Capital shares redeemed                                                  215            686
   USAA Investment Management Company                                       160            104
   USAA Transfer Agency Company                                              25             20
   Accounts payable and accrued expenses                                     45             70
   Dividends on capital shares                                              848             50
                                                                       -----------------------
         Total liabilities                                               18,770            930
                                                                       -----------------------
            Net assets applicable to capital shares outstanding        $618,914     $  401,306
                                                                       =======================

REPRESENTED BY:
   Paid-in capital                                                     $613,366     $  401,306
   Accumulated net realized loss on investments                          (2,552)          -
   Net unrealized appreciation of investments                             8,100           -
                                                                       -----------------------
            Net assets applicable to capital shares outstanding        $618,914     $  401,306
                                                                       =======================
   Capital shares outstanding                                            58,601        401,306
                                                                       =======================
   Authorized shares of $.01 par value                                  140,000      2,435,000
                                                                       =======================
   Net asset value, redemption price, and offering price per share     $  10.56     $     1.00
                                                                       =======================


See accompanying notes to financial statements.









STATEMENTS OF OPERATIONS
(IN THOUSANDS)

Six-month period ended September 30, 1999
(Unaudited)




                                                                            USAA
                                                                 USAA     California
                                                              California  Money Market
                                                               Bond Fund      Fund
                                                              ------------------------
Net investment income:
   Interest income                                             $ 17,968        $ 6,661
                                                              ------------------------
   Expenses:
      Management fees                                               994            655
      Transfer agent's fees                                         139            107
      Custodian's fees                                               57             55
      Postage                                                        11             17
      Shareholder reporting fees                                      4              7
      Directors' fees                                                 2              2
      Registration fees                                               5             -
      Professional fees                                              11             12
      Other                                                           6              3
                                                              ------------------------
         Total expenses                                           1,229            858
                                                              ------------------------
            Net investment income                                16,739          5,803
                                                              ------------------------
Net realized and unrealized loss on investments:
      Net realized loss                                          (2,431)           -
      Change in net unrealized appreciation/depreciation        (39,967)           -
                                                              ------------------------
            Net realized and unrealized loss                    (42,398)           -
                                                              ------------------------
Increase (decrease) in net assets resulting from operations    $(25,659)       $ 5,803
                                                              ========================



See accompanying notes to financial statements.









STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended September 30, 1999, and year ended March 31, 1999
(Unaudited)



                                                     USAA                    USAA
                                                  California              California
                                                   Bond Fund           Money Market Fund
                                              -------------------------------------------
                                               9/30/99   3/31/99       9/30/99   3/31/99
                                              -------------------------------------------
From operations:
   Net investment income                      $ 16,739  $ 30,424      $  5,803   $ 11,846
   Net realized gain (loss) on investments      (2,431)      119           -          -
   Change in net unrealized appreciation/
      depreciation of investments              (39,967)    5,588           -          -
                                              -------------------------------------------
      Increase (decrease) in net assets
         resulting from operations             (25,659)   36,131         5,803     11,846
                                              -------------------------------------------
Distributions to shareholders from:
   Net investment income                       (16,739)  (30,424)       (5,803)   (11,846)
                                              -------------------------------------------
From capital share transactions:
   Proceeds from shares sold                    55,838   152,433       183,324    482,344
   Dividend reinvestments                       11,599    21,003         5,460     11,109
   Cost of shares redeemed                     (47,778)  (71,237)     (226,686)  (485,999)
                                              -------------------------------------------
      Increase (decrease) in net assets
         from capital share transactions        19,659   102,199       (37,902)     7,454
                                              -------------------------------------------
Net increase (decrease) in net assets          (22,739)  107,906       (37,902)     7,454
Net assets:
   Beginning of period                         641,653   533,747       439,208    431,754
                                              -------------------------------------------
   End of period                              $618,914  $641,653      $401,306   $439,208
                                              ===========================================
Change in shares outstanding:
   Shares sold                                   5,076    13,515       183,324    482,344
   Shares issued for dividends reinvested        1,068     1,859         5,460     11,109
   Shares redeemed                              (4,370)   (6,329)     (226,686)  (485,999)
                                              -------------------------------------------
      Increase (decrease)
          in shares outstanding                  1,774     9,045       (37,902)     7,454
                                              ===========================================



See accompanying notes to financial statements.










NOTES TO FINANCIAL STATEMENTS

September 30, 1999
(Unaudited)



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this semiannual report pertains only to the USAA California Bond Fund and USAA California Money Market Fund (the Funds). The Funds have a common objective of providing California investors with a high level of current interest income that is exempt from federal and California state income taxes. The USAA California Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the USAA California Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, all securities in the USAA California Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in California municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Funds participate with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, each Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 15% of its total assets. The Funds had no borrowings under any of these agreements during the six-month period ended September 30, 1999.

(3) DISTRIBUTIONS
Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At September 30, 1999, the USAA California Bond Fund had capital loss carryovers for federal income tax purposes of approximately $2.6 million which, if not offset by subsequent capital gains, will expire in 2003. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) INVESTMENT TRANSACTIONS
Costs of purchases and proceeds from sales/maturities of securities for the six-month period ended September 30, 1999, were as follows:

                               USAA California     USAA California
                                  Bond Fund       Money Market Fund
                                   ($000)               ($000)
                               ------------------------------------
Purchases                         $166,643             $597,046
Sales/maturities                  $146,027             $595,308


For the USAA California Bond Fund, costs of purchases and proceeds from sales/maturities excludes short-term securities.

Gross unrealized appreciation and depreciation of investments at September 30, 1999, was as follows:

                               Appreciation      Depreciation         Net
                                  ($000)            ($000)          ($000)
                               -------------------------------------------
USAA California Bond Fund        $24,174           ($16,074)        $8,100


(5) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company (the Manager) carries out each Fund's investment policies and manages each Fund's portfolio. Management fees are computed as a percentage of aggregate average net assets
(ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50 million, .40% of that portion over $50 million but not over $100 million, and .30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES
Certain directors and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Funds.

(7) YEAR 2000
Like other mutual funds, the Funds could be adversely affected if the computer systems used by the Manager and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager has taken steps to address this potential year 2000 problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.


(8) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:


                               Six-Month
                             Period Ended
                             September 30,                  Year Ended March 31,
                                           ---------------------------------------------------
                                 1999       1999       1998       1997       1996       1995
                             -----------------------------------------------------------------
Net asset value at
   beginning of period       $  11.29     $  11.17   $  10.50   $  10.43   $  10.10   $  10.03
Net investment income             .29          .59        .60        .61        .60        .59
Net realized and
   unrealized gain (loss)        (.73)         .12        .67        .07        .33        .07
Distributions from net
   investment income             (.29)        (.59)      (.60)      (.61)      (.60)      (.59)
                             -----------------------------------------------------------------
Net asset value at
   end of period             $  10.56     $  11.29   $  11.17   $  10.50   $  10.43   $  10.10
                             =================================================================
Total return (%)*               (3.95)        6.46      12.33       6.60       9.35       6.89
Net assets at end
   of period (000)           $618,914     $641,653   $533,747   $440,231   $409,180   $372,877
Ratio of expenses to
   average net assets (%)         .39(a)       .39        .40        .41        .42        .44
Ratio of net investment
   income to average
   net assets (%)                5.29(a)      5.21       5.47       5.74       5.74       5.98
Portfolio turnover (%)          23.78         7.20      20.16      23.72      23.09      28.86


(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
  * Assumes reinvestment of all dividend income distributions during the period.



NOTES TO FINANCIAL STATEMENTS (Continued)
USAA CALIFORNIA MONEY MARKET FUND

September 30, 1999
(Unaudited)

(8) FINANCIAL HIGHLIGHTS (Continued)
Per share operating performance for a share outstanding throughout each period is as follows:

                              Six-Month
                             Period Ended
                             September 30,                  Year Ended March 31,
                                          -------------------------------------------------------
                                1999         1999        1998       1997       1996       1995
                             --------------------------------------------------------------------
Net asset value at
   beginning of period       $   1.00      $   1.00    $   1.00   $   1.00   $   1.00    $   1.00
Net investment income             .01           .03         .03        .03        .04         .03
Distributions from net
   investment income             (.01)         (.03)       (.03)      (.03)      (.04)       (.03)
                             --------------------------------------------------------------------
Net asset value at
   end of period             $   1.00      $   1.00    $   1.00   $   1.00   $   1.00    $   1.00
                             ====================================================================
Total return (%)*                1.40          3.03        3.35       3.23       3.58        2.94
Net assets at end
   of period (000)           $401,306      $439,208    $431,754   $341,128   $296,349    $266,764
Ratio of expenses to
   average net assets (%)         .41(a)        .42         .41        .45        .47         .47
Ratio of net investment
   income to average
   net assets (%)                2.78(a)       2.99        3.30       3.19       3.52        2.91

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
  * Assumes reinvestment of all dividend income distributions during the period.
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DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

Internet Access
www.usaa.com

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777